UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                    Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

PHILLIPS EDISON & COMPANY, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! PHILLIPS EDISON & COMPANY, INC. 2022 Annual Meeting of Stockholders Vote by June 15, 2022 11:59 P.M. Eastern Time PHILLIPS EDISON & COMPANY 11501 NORTHLAKE DRIVE CINCINNATI, OH 45249 D72820-P70868 You invested in PHILLIPS EDISON & COMPANY, INC. and it’s time to vote! You have the right to vote on proposals being presented at our 2022 Annual Meeting of Stockholders (“Annual Meeting”) to be held on June 16, 2022 at 10:00 A.M. Eastern Time. This is an important notice regarding the availability of proxy materials for the Annual Meeting. Get informed before you vote View the proxy materials online OR you can receive a paper or email copy of the proxy materials at no cost by requesting such prior to June 2, 2022. If you would like to request a paper or email copy of the proxy material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy of the proxy materials. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 16, 2022 10:00 A.M. Eastern Time Virtually at: www.virtualshareholdermeeting.com/PECO2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of Directors Nominees: 1a. Jeffrey S. Edison 1b. Leslie T. Chao 1c. Elizabeth O. Fischer 1d. Paul J. Massey, Jr. 1e. Stephen R. Quazzo 1f. Jane E. Silfen 1g. John A. Strong 1h. Gregory S. Wood 2. Approve a non-binding, advisory resolution on executive compensation as more fully described in the proxy statement for the annual meeting. 3. Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2022. NOTE: The proxies are authorized to vote in their discretion on such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Board Recommends For For For For For For For For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D72821-P70868